Exhibit 10.3

SECOND AMENDMENT OF AMENDED AND RESTATED CREDIT AGREEMENT,
LIMITED WAIVER AND BORROWING BASE REDETERMINATION

THIS SECOND AMENDMENT OF AMENDED AND RESTATED CREDIT AGREEMENT, LIMITED WAIVER AND BORROWING BASE REDETERMINATION (this “Amendment”), dated as of June 10, 2011, is by and between NYTIS EXPLORATION COMPANY LLC, a Delaware limited liability company (“Borrower”), and BOKF, NA, a national banking association, dba BANK OF OKLAHOMA (“BOK”).

RECITALS

A.                                   Borrower and BOK entered into a Credit Agreement dated as of May 31, 2010, as heretofore amended (as so amended, the “Credit Agreement”), in order to set forth the terms upon which BOK would make certain loans and credit extensions to Borrower and by which such loans and credit extensions would be governed and repaid. Capitalized terms used herein but not defined herein shall have the same meanings as set forth in the Credit Agreement.

B.                                     Borrower and BOK desire that this Amendment be executed and delivered in order to amend certain terms and provisions of the Credit Agreement, to provide for a limited waiver of one of Borrower’s covenants contained in the Credit Agreement and to evidence a redetermination of the Borrowing Base.

AGREEMENT

NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.                                       Credit Agreement Amendment. The Credit Agreement shall be, and hereby is, amended as follows, effective as of the date hereof:

(a)                                  By substituting the following for the definition of “Funded Debt Ratio” in Section 1.1 on page 6 of the Credit Agreement:

“Funded Debt Ratio” means, as of the end of any Fiscal Quarter of Borrower, the ratio of: (a) the outstanding balance at that time of any and all interest-bearing indebtedness owed by Borrower (including without limitation any and all outstanding Advances hereunder and any and all Subordinated Debt); to (b) four times Borrower’s EBITDAX for such Fiscal Quarter.

(b)                                 By substituting the following for the definition of “Guarantor” in Section 1.1 on page 6 of the Credit Agreement:

“Guarantors” means Nytis Exploration (USA) Inc., a Delaware corporation, and Carbon Natural Gas Company, a Delaware corporation.

(c)                                  By substituting the following for the definition of “Guaranty” in Section 1.1 on page 6 of the Credit Agreement:

“Guaranty” means a Guaranty executed and delivered by any Guarantor to BOK to guaranty the Obligations.

(d)                                 By modifying the below-described references in the Credit Agreement to “Guarantor” and “Guaranty” as follows:

(1)                                  By substituting “Guaranties” for “Guaranty” in line 2 of the definition of “Loan Documents” in Section 1.1 on page 9 of the Credit Agreement;

(2)                                  By substituting “any Guarantor” for “Guarantor” in line 1 of the definition of “Obligated Person” in Section 1.1 on page 10 of the Credit Agreement;

(3)                                  By substituting “each Guarantor” for “Guarantor” in line 8 of Section 6.1(a) on page 30 of the Credit Agreement;

(4)                                  By substituting “such Guarantor” for “Guarantor” in line 10 of Section 6.1(a) on page 30 of the Credit Agreement;

(5)                                  By substituting “Carbon Natural Gas Company” for “Guarantor” in lines 6 and 10 of Section 6.1(b)(1) on page 30 of the Credit Agreement and by substituting “Borrower and Nytis Exploration (USA) Inc.” for “Borrower” in line 8 of Section 6.1(b)(1) on page 30 of the Credit Agreement;

(6)                                  By substituting “Borrower and Nytis Exploration (USA) Inc.” for “Borrower” in line 7 of Section 6.1(b)(2) on page 30 of the Credit Agreement; by substituting “Carbon Natural Gas Company” for “Guarantor” in line 9 of Section 6.1(b)(2) on page 30 of the Credit Agreement; by substituting “Guarantors” for “Guarantor” in line 11 of Section 6.1(b)(2) on page 30 of the Credit Agreement; and by substituting “each Guarantor’s” for “Guarantor’s” in line 3 of the carryover portion of Section 6.1(b)(2) on page 31 of the Credit Agreement;

(7)                                  By substituting “Nytis Exploration (USA) Inc.” for “Guarantor” in line 6 of Section 6.1(b)(3) on page 31 of the Credit Agreement and in line 4 of Section 6.2(1) on page 38 of the Credit Agreement;

(8)                                  By substituting “any Guarantor” for “Guarantor” in each of the four places that such term appears in Section 6.1(d)(9) on page 33 of the Credit Agreement;

(9)                                  By substituting “Any Guaranty” for “The Guaranty” in line 1 of Section 7.1(f) on page 40 of the Credit Agreement;

(10)                            By substituting “any Guarantor” for “Guarantor” in line 3 of Section 7.1(f) on page 40 of the Credit Agreement; and

(11)                            By substituting “Guarantors” for “Guarantor” in the list of addresses in Section 8.3 on page 44 of the Credit Agreement.

(e)                                  By substituting “May 31, 2014” for “May 31, 2012” in line 2 of the definition of “Maturity Date (Hedging)” in Section 1.1 on page 9 of the Credit Agreement and in line 2 of the definition of “Maturity Date (Revolving)” in Section 1.1 on page 9 of the Credit Agreement.

(f)                                    By substituting “$5,000,000” for “$2,700,000” in line 1 of the definition of “Maximum Hedging Amount” in Section 1.1 on page 9 of the Credit Agreement.

(g)                                 By substituting “$20,000,000” for “$10,000,000” in line 1 of the definition of “Maximum Loan Amount” in Section 1.1 on page 10 of the Credit Agreement.

(h)                                 By substituting the following for Section 6(b)(2) of Exhibit E on page E-2 of the Credit Agreement:

(2)   EBITDAX of Borrower for last completed Fiscal Quarter times 4:         $

2.                                       Borrowing Base Redetermination. As of the date hereof, BOK shall be deemed to have redetermined the Borrowing Base pursuant to Section 2.9 of the Credit Agreement, resulting in an increase in the Borrowing Base to $20,000,000, to be effective until the ensuing Borrowing Base redetermination pursuant to Section 2.9 of the Credit Agreement shall have become effective.

3.                                       Limited Waiver. BOK hereby waives compliance by Borrower as of March 31, 2011 and as of June 30, 2011 with the Funded Debt Ratio covenant contained in Section 6.2(a)(2) of the Credit Agreement; provided that Borrower hereby agrees with and covenants to BOK that Borrower shall be in compliance with said Funded Debt Ratio covenant, as amended pursuant to the terms of this Amendment, as of September 30, 2011 and at all times thereafter as of which said covenant shall be measured.

4.                                       Loan Documents. All references in any document to the Credit Agreement shall be deemed to refer to the Credit Agreement, as amended pursuant to this Amendment.

5.                                       Certification by Borrower. Borrower hereby certifies to BOK that, as of the date of this Amendment, after giving effect to the amendments to the Credit Agreement set forth in this Amendment, except as previously disclosed by Borrower to BOK: (a) all of Borrower’s representations and warranties contained in the Credit Agreement are true, accurate and complete in all material respects, (b) Borrower has performed and complied with all agreements and conditions required to be performed or complied with by Borrower under the Credit Agreement and/or any Loan Document on or prior to this date, and (c) no Default or Event of Default has occurred under the Credit Agreement.

6.                                       Conditions Precedent. (a) The obligations of the parties under this Amendment are subject, at the option of BOK, to the prior satisfaction of the condition that Borrower shall have delivered to BOK the following (all documents to be satisfactory in form and substance to BOK and, if appropriate, duly executed and/or acknowledged on behalf of the parties other than BOK):

(1)                                  This Amendment.

(2)                                  A Guaranty from Carbon Natural Gas Company.

(3)                                  Any and all other loan documents required by BOK, including without limitation such new Security Documents and amendments to existing Security Documents as may be required by BOK.

(b)                                 In addition to the conditions precedent set forth in Section 6(a) above, the effectiveness of the amendments to the Credit Agreement described in Sections 1(f) and 1(g) above and of the Borrowing Base redetermination described in Section 2 above shall be subject, at the option of BOK, to the prior or contemporaneous satisfaction of the conditions precedent set forth below, which shall have occurred not later than June 30, 2011:

(1)                                  The receipt by Borrower of not less than $20,000,000 in net proceeds from the equity offering planned to be made by Borrower during the second calendar quarter of 2011;

(2)                                  The occurrence of the closing of the purchase by Borrower from The Interstate Natural Gas Company, LLC (“INGC”) of all or substantially all of the property and assets described as “Acquired Assets” in the Asset Purchase Agreement dated February 14, 2011, between Borrower and INGC, a true and complete copy of which Borrower hereby represents that it has heretofore furnished to BOK;

(3)                                  The payment by Borrower to BOK of the fee in the amount of $100,000, payable in connection with the increase in the Maximum Loan Amount and the extension of the Maturity Date (Revolving) being made pursuant to the terms hereof.

7.                                       Continuation of the Credit Agreement. Except as specified in this Amendment, the provisions of the Credit Agreement shall remain in full force and effect.

8.                                       Expenses. Borrower shall pay all expenses incurred in connection with the transactions contemplated by this Amendment, including without limitation all fees and expenses of the attorney for BOK and any and all filing and recording expenses.

9.                                       Miscellaneous. This Amendment shall be governed by and construed under the laws of the State of Colorado and shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

EXECUTED as of the date first above written.

NYTIS EXPLORATION COMPANY LLC
By:	Nytis Exploration (USA) Inc., Manager

	By:	/s/ Kevin D. Struzeski
Kevin D. Struzeski,
Treasurer

BOKF, NA dba BANK OF OKLAHOMA

By:	/s/ Thomas M. Foncannon
Thomas M. Foncannon,
Senior Vice President

THE UNDERSIGNED, AS A GUARANTOR, CONSENTS TO THE PROVISIONS OF THE FOREGOING SECOND AMENDMENT OF CREDIT AGREEMENT, LIMITED WAIVER AND BORROWING BASE REDETERMINATION:

NYTIS EXPLORATION (USA) INC.

By:	/s/ Kevin D. Struzeski
Kevin D. Struzeski,
Treasurer